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     FILE IN DUPLICATE                                        FILED

     PRINT CLEARLY                                          FEB 17 2000
                                                        OKLAHOMA SECRETARY
                                                             OF STATE
                            ARTICLES OF ORGANIZATION
                                     OF AN
                       OKLAHOMA LIMITED LIABILITY COMPANY

TO: OKLAHOMA SECRETARY OF STATE
2300 N Lincoln Blvd.. Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105-4897
(405) 522-4560

The Undersigned for the purpose, of forming an Oklahoma limited liability company pursuant to the provisions of 18 O.S., Section 2004, does hereby execute the following articles:

1. The name of the limited liability company (Note: The name mug contain either the words limited liability company or limited company or the abbreviations LLC, LC, L.L.C. or L.C. The word limited may be abbreviated as Ltd. and the word Company may be abbreviated as Co.):

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                          VILLAGE AT OAKWOOD L.L.C.
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2.  The street address of its principal place of business, wherever located:

             6125 Arrowhead N E     Piedmont Oklahoma     73078
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     Street address                   City       State         Zip Code

3.  The name and street address of the resident agent in the state of Oklahoma:

        Kendall L. Aduddell   6125 Arrowhead NE Piedmont OK. 73078
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    Name                Street Address     City        State       Zip Code
                        (P.O. Boxes are not acceptable.)

4.  The term of existence:     Perpetual
                          -------------------------------------------------
Articles of organization must be signed by at least one person who need not be a member of the limited liability company.

                               Dated:   February     17,   2000
                                      ----------------------------
Signature:  /s/KENDALL L. ADUDDELL
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Type or Print Name:     Kendall L. Aduddell
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Address:          6125 Arrowhead N E     Piedmont ,    Oklahoma 73078
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                                                        (SOS FORM 0073-11/99)